UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2015

Atlas Resource Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-35317	45-3591625
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Park Place Corporate Center One

1000 Commerce Drive, Suite 400

Pittsburgh, PA 15275

(Address of principal executive offices, including zip code)

800-251-0171

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 17, 2015, Atlas Resource Partners Holdings, LLC (“Holdings”) and Atlas Resource Finance Corporation (“Finance Corp” and together with Holdings, the “Issuers”), which are wholly-owned subsidiaries of Atlas Resource Partners, L.P. (“ARP”), certain of Holdings’ subsidiaries (together with ARP, the “Guarantors”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), entered into a Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”) to the Indenture governing the Issuers’ outstanding 9.25% Senior Notes due 2021 (the “Notes”) following the receipt of requisite consents of the holders of the 9.25% Notes pursuant to a consent solicitation in respect of the 9.25% Notes that commenced on December 10, 2015 (the “Consent Solicitation”).

The Consent Solicitation was made for the primary purpose of increasing the fixed dollar amount in the basket for secured credit facility indebtedness to $1,050.0 million, the approximate amount of secured credit facility indebtedness currently permitted under ARP’s secured credit facilities, from $500.0 million.

A copy of the Fourth Supplemental Indenture is filed as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference. The description of the Fourth Supplemental Indenture is a summary and is qualified in its entirety by the terms of the Fourth Supplemental Indenture and underlying indentures.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On December 17, 2015 ARP issued a press release announcing the successful completion of the Consent Solicitation. The press release is furnished herewith as Exhibit 99.1.

Exhibit 99.1 and the other information provided under this Item 7.01 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Fourth Supplemental Indenture, dated as of December 17, 2015, to Indenture dated as of July 30, 2013, by and among the Issuers, the Guarantors, and Wells Fargo Bank, National Association, as trustee

99.1	Press release dated December 17, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS RESOURCE PARTNERS, L.P.

	By:	Atlas Energy Group, LLC, its general partner

Dated: December 23, 2015	By:	/s/ Jeffrey M. Slotterback
	Name:	Jeffrey M. Slotterback
	Title:	Chief Financial Officer